UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – January 5, 2022
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 SOUTH MINT STREET, CHARLOTTE, NC..................................................28202
............(Address of principal executive offices)......................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC
* The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Honeywell International Inc. (“Honeywell” or the “Company”) announced that Mr. George Koutsaftes, age 52, has been appointed Chief Operating Officer of its Safety and Productivity Solutions segment (“SPS”), effective immediately, and has been elected by the Board of Directors to succeed Mr. John F. Waldron, age 46, as President and Chief Executive Officer of SPS and as an executive officer of the Company, effective April 1, 2022. Mr. Waldron will continue to serve as President and Chief Executive Officer of SPS until April 1, 2022, when he will then be appointed to another senior leadership role within Honeywell.

Mr. Koutsaftes most recently served as President of the Advanced Materials business in Honeywell’s Performance Materials and Technologies segment (“PMT”) from November 2017 to January 2022 and as interim global leader of Business Development and Mergers and Acquisitions from May to December 2019. Mr. Koutsaftes joined Honeywell in 2008 as Director, Mergers and Acquisitions for PMT and then led Procurement and Trade Compliance for PMT before leading the Fluorine Products business within Advanced Materials. Prior to joining Honeywell, Mr. Koutsaftes was a mergers and acquisitions advisor at Young and Partners LLC, Eureka Capital Markets LLC, and Arthur Andersen Corporate Finance LLP. Mr. Koutsaftes earned a B.S. in accounting from Marist College and an M.B.A. in finance from Fordham University.

(d) Exhibits

Exhibit #	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 5, 2022	HONEYWELL INTERNATIONAL INC.

By: /s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer